                           Nations Government Income
                             Term Trust 2003, Inc.

                                  A N N U A L

                                  R E P O R T

                        For the Year Ended June 30, 2001






                                                                         NATIONS
                                                                      GOVERNMENT
                                                                     INCOME TERM
                                                                      TRUST 2003


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2003, Inc. (the "Company") for the 12-month period ending June 30, 2001, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGI." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about September 30, 2003.

PORTFOLIO PERFORMANCE*

For the 12-month period ending June 30, 2001, the Company distributed net investment income of $0.46 per share. The June monthly dividend rate was $0.038 per share, which equates to an annualized yield of 4.56%, based on the initial offering price of $10.00 per share and an annualized yield of 4.68%, based upon the closing market price of $9.740 per share on June 30, 2001. In July 2000, the dividend was adjusted downward to more closely align the amount paid to shareholders with the net amount being earned by the Company on its portfolio securities.

The net asset value of the Company's shares on June 30, 2001 was $10.02 per share. The Company's total return for the 12-month period was 10.59% based on its net asset value at the end of the period.

MARKET ENVIRONMENT

The economy downshifted significantly during the course of the year. The Federal Reserve Board (the "Fed") completed a tightening cycle by May 2000, and economic growth began to decelerate in lagged response. Growth slowed from 5.6% in the quarter ending in June 2000 to 1% by the fourth quarter of 2000. Early inflation concerns dissipated as oil prices receded from high levels, and the Consumer Price Index -- net of the volatile food and energy components -- remained steady for most of the year. The Fed shifted gears early in 2001 and began an aggressive program of lowering short-term interest rates to counter the economic decline. As a result, the yield curve steepened sharply, and the market quickly focused on the increased potential for a recession. By the end of June 2001, the spread between the two-year and 30-year U.S. Treasury issues had widened, and the yield on the two-year U.S. Treasury note finished the period at 4.24%, compared to 6.36% a year ago.

Generally, corporate bonds began to rebound early in 2001. Investor demand for yield picked up, as absolute yield levels fell and the perception took hold that the Fed would be able to engineer a rapid recovery once excess inventory levels were reduced by the manufacturing sector. Over the reporting year, investment grade corporate bonds have been the best performing sector, with both mortgage-backed securities and agency-backed securities also outperforming the Treasury market.

MARKET OUTLOOK

Our market outlook is focused on the length of the current downturn. The Fed's cutback in size of interest rate cuts (from 50 to 25 basis points) coupled with higher long-term rates may be early signs of a recovery. As the tax rebates kick in and prior interest rate reductions take effect, we believe economic growth may stabilize and improve during the

---------------

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

second half of 2001. We anticipate a modest rebound of the Gross Domestic Product to around 3% and think yields could move somewhat higher in the months ahead. We feel yield differences in spread sectors such as mortgage-backed securities and agency-backed debentures should do well in this environment as stability improves. We do not see economic strength sufficient to boost inflation again, with productivity still providing an offset and oil prices recovering from their recent highs.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

June 30, 2001

P.S. On August 3, 2001, the Company's Board of Directors reduced the monthly dividend rate to $0.0364 per share to further align the amount paid to shareholders with the net amount of income earned by the Company on its portfolio securities. The new rate was paid to shareholders of record on August 13, 2001.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF NET ASSETS                                          JUNE 30, 2001

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS -- 89.7%
            FEDERAL HOME LOAN BANK (FHLB) -- 89.7%
 $20,600    6.875% 08/15/03.......................   $ 21,485
   6,000    5.630% 09/02/03.......................      6,080
  89,120    5.125% 09/15/03.......................     89,914
  10,000    5.010% 09/22/03.......................     10,022
                                                     --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
            (Cost $127,561).......................    127,501
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 8.5%
            (Cost $11,536)
            U.S. TREASURY NOTES -- 8.5%
  11,762    5.750% 08/15/03.......................     12,096
                                                     --------
            TOTAL INVESTMENTS
            (Cost $139,097*)...............   98.2%   139,597
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................    1.8%
            Cash..................................   $    228
            Interest receivable...................      2,383
            Administration fee payable............         (5)
            Accrued expenses and other
              liabilities.........................        (76)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................      2,530
                                                     --------
            NET ASSETS.....................  100.0%  $142,127
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $  5,837
            Accumulated net realized loss on
              investments sold....................       (680)
            Net unrealized appreciation of
              investments.........................        500
            Paid-in capital.......................    136,470
                                                     --------
            NET ASSETS............................   $142,127
                                                     ========
            Net asset value per share
              ($142,126,637/14,180,257 shares of
              common stock outstanding)...........     $10.02
                                                     ========

---------------

* Federal Income Tax Information: Net unrealized appreciation of $500 on investment securities was comprised of gross appreciation of $579 and gross depreciation of $79 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $139,097.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF OPERATIONS
For the year ended June 30, 2001

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        8,144
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                694
Administration fee..........................................                347
Transfer agent fees.........................................                 61
Legal and audit fees........................................                 81
Custodian fees..............................................                 16
Directors' fees and expenses................................                 12
Other.......................................................                112
                                                                 --------------
    Total expenses..........................................              1,323
Fees waived by investment advisor and administrator.........               (977)
Fees reduced by credits allowed by the custodian............                (11)
                                                                 --------------
    Net expenses............................................                335
                                                                 --------------
NET INVESTMENT INCOME.......................................              7,809
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................              1,077
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              4,864
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......              5,941
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $       13,750
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED        YEAR ENDED
                                                                   6/30/01           6/30/00
                                                                  ------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        7,809    $        8,366
Net realized gain/(loss) on investments.....................             1,077              (284)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             4,864            (1,870)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            13,750             6,212
Distributions to shareholders from net investment income....            (6,470)           (7,978)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................              (662)           (4,498)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................             6,618            (6,264)
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................           135,509           141,773
                                                                --------------    --------------
End of year.................................................    $      142,127    $      135,509
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $        5,837    $        4,503
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

                                                        YEAR        YEAR         YEAR        YEAR        YEAR
                                                       ENDED        ENDED       ENDED       ENDED       ENDED
                                                      6/30/01#    6/30/00#     6/30/99#    6/30/98#    6/30/97#
                                                      ---------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year................    $   9.51    $   9.60     $   9.72    $   9.22    $   8.84
                                                      --------    --------     --------    --------    --------
Income from investment operations:
Net investment income.............................        0.55        0.57         0.67        0.71        0.73
Net realized and unrealized gain/(loss) on
  investments.....................................        0.41       (0.15)       (0.25)       0.30        0.20
                                                      --------    --------     --------    --------    --------
Net increase/(decrease) in net assets resulting
  from investment operations......................        0.96        0.42         0.42        1.01        0.93
Dividends from net investment income..............       (0.46)      (0.55)       (0.57)      (0.56)      (0.61)
Increase from repurchase of common shares.........        0.01        0.04         0.03        0.05        0.06
                                                      --------    --------     --------    --------    --------
Net asset value, end of year......................    $  10.02    $   9.51     $   9.60    $   9.72    $   9.22
                                                      ========    ========     ========    ========    ========
Market value, end of year.........................    $ 9.7400    $ 8.6875     $ 9.0625    $  8.750    $  8.375
                                                      ========    ========     ========    ========    ========
Total return++....................................       17.64%       2.00%       10.17%      10.56%      20.24%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000).....................    $142,127    $135,509     $141,773    $147,477    $148,715
Ratio of operating expenses to average net
  assets..........................................        0.24%       0.13%        0.25%       0.24%       0.24%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.......................................        0.25%       0.14%        0.27%       0.25%       0.24%
Ratio of net investment income to average net
  assets..........................................        5.62%       6.05%        6.90%       7.41%       8.10%
Portfolio turnover rate...........................         169%        200%          43%         26%          4%
Ratio of operating expenses to average net assets
  without waivers, expenses reimbursed and/or fees
  reduced by credits allowed by the custodian.....        0.95%       0.84%        0.98%       0.98%       0.96%

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS

Nations Government Income Term Trust 2003, Inc. (the "Company") was incorporated under the laws of the State of Maryland on July 26, 1993, and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on September 30, 1993.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis.

In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Company to classify gains and losses realized on principal paydowns received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting this accounting principle will not affect the Company's net asset value but will change the classification between interest income and realized gain/loss in the Statement of operations. The Company expects that the impact of the adoption of this principle will not be material to the financial statements.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Company enters into such transactions, the Company instructs its custodian to segregate liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Inverse floating rate obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a real estate mortgage investment conduit ("REMIC") or collateralized mortgage obligation ("CMO") with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income monthly to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences for the year ended June 30, 2001 resulting from differences in book and tax accounting for REMICs and paydowns, have been reclassified to reflect a decrease to undistributed net investment income of $5,326, an increase to accumulated net realized loss of $130,171 and an increase to paid-in capital of $135,497.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income taxes.

Nations Government Income Term Trust 2003, Inc.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors") (formerly Banc of America Advisors, Inc. ("BAAI")), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the year ended June 30, 2001, BA Advisors voluntarily waived all of its fees.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP") (formerly Banc of America Capital Management, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net assets. For the year ended June 30, 2001, BACAP voluntarily waived all of its fees.

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the year ended June 30, 2001, BA Advisors voluntarily waived administration fees of $282,930.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the year ended June 30, 2001, expenses of the Company were reduced by $11,441 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended June 30, 2001 were $245,473,748 and $183,567,409 respectively.

4.  COMMON STOCK

At June 30, 2001, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the years ended June 30, 2001 and June 30, 2000, the Company repurchased shares of its common stock in the open market at an average discount of approximately 8% from its net asset value. All repurchased shares have been retired by the Company.

Nations Government Income Term Trust 2003, Inc.

Common stock transactions were as follows:

                                                             YEAR ENDED              YEAR ENDED
                                                              06/30/01                06/30/00
                                                         -------------------   -----------------------
                                                         SHARES     AMOUNT      SHARES       AMOUNT
                                                         ---------------------------------------------
Shares repurchased by the Company......................  (74,928)  $(662,376)   (511,700)  $(4,498,435)
                                                         -------   ---------   ---------   -----------

5.  CAPITAL LOSS CARRYFORWARD

At June 30, 2001, the Company had available for federal income tax purposes unused capital losses expiring June 30, 2003 of $679,843.

At June 30, 2001, the Company utilized capital losses during the year in the amount of $3,017,015.

Nations Government Income Term Trust 2003, Inc.
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2003, Inc. (the "Company") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, New York
August 16, 2001

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2003, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Government Income Term Trust 2003, Inc.
  ANNUAL MEETING OF STOCKHOLDERS

On September 14, 2000, the Company held its Annual Meeting of Stockholders.
A. Max Walker was elected as a director of the Company by the following votes:

Shares voted in favor.....................................  13,465,866
Shares withheld...........................................     278,138

In the only other matter voted upon at the Annual Meeting, the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2001, was ratified by the following votes:

Shares voted in favor.....................................  13,544,852
Shares voted against......................................      22,662
Shares withheld...........................................     176,489

PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.321.7854








2003AR 06/01